                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          GARNET RESOURCES CORPORATION
- - - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- - - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- - - --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- - - --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- - - --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- - - --------------------------------------------------------------------------------
     (5) Total fee paid:

- - - --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- - - --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- - - --------------------------------------------------------------------------------
     (3) Filing Party:

- - - --------------------------------------------------------------------------------
     (4) Date Filed:

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
                                    [LOGO]

                          GARNET RESOURCES CORPORATION
                          333 CLAY STREET, SUITE 4500
                              HOUSTON, TEXAS 77002

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 21, 1995

                                                                  April 28, 1995

To the Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Garnet Resources Corporation ("Garnet") will be held at the offices of Noel Group, Inc., 667 Madison Avenue, 25th Floor, New York, New York 10021 on June 21, 1995 at 10:00 a.m. (local time) for the following purposes:

        1. To elect seven directors to hold office for the term of one year and until their successors are elected and qualified;

        2. To consider and vote upon a proposal to amend the 1990 Stock Option Plan to increase by 300,000 shares the number of shares of Garnet's Common Stock available for options to be granted to officers, employees, and certain other persons or entities performing substantial services for or on behalf of Garnet or its subsidiaries; and

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed April 24, 1995 as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at such meeting.

     A copy of Garnet's 1994 Annual Report is enclosed herewith.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, please complete, date and sign the enclosed proxy and return it promptly.

                                          By Order of the Board of Directors,

                                          EDGAR A. MORTON
                                          Secretary
- - - --------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT.

TO ENSURE A QUORUM, PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED
ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND
THE MEETING, YOUR PROXY WILL BE RETURNED TO YOU UPON REQUEST TO THE SECRETARY OF
THE MEETING.
- - - --------------------------------------------------------------------------------

                                    [LOGO]

                          GARNET RESOURCES CORPORATION
                          333 CLAY STREET, SUITE 4500
                              HOUSTON, TEXAS 77002
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 21, 1995
                             ---------------------

     This Proxy Statement and accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Garnet Resources Corporation, a Delaware corporation ("Garnet"), for use at the Annual Meeting of Shareholders to be held on June 21, 1995 at 10:00 a.m. (local time) at the offices of Noel Group, Inc., 667 Madison Avenue, 25th Floor, New York, New York 10021, or any adjournment or postponement thereof (the "Meeting").

     A proxy in the accompanying form, which is properly executed, duly returned to the Board of Directors and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Meeting, the proxy will vote the shares represented thereby in favor of Items 1 and 2 as set forth in the Notice of Annual Meeting and in accordance with his judgment on any matters which may properly come before the Meeting. Each shareholder who has executed a proxy and returned it to the Board of Directors may revoke the proxy by notice in writing to the Secretary of Garnet, or by attending the Meeting in person and requesting the return of the proxy, in either case at any time prior to the voting of the proxy. Presence at the Meeting does not by itself revoke the proxy. The cost of the solicitation of proxies will be paid by Garnet. In addition to the solicitation of proxies by the use of the mails, management and regularly engaged employees of Garnet may, without additional compensation therefor, solicit proxies on behalf of Garnet by personal interviews, telephone, telegraph or other means, as appropriate.

     Garnet will, upon request, reimburse brokers and others who are only record holders of Garnet's Common Stock, par value $.01 per share ("Common Stock"), for their reasonable expenses in forwarding proxy material to, and obtaining voting instructions from, the beneficial owners of such stock.

     The Board of Directors has fixed the close of business on April 24, 1995 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). As of the Record Date, there were 11,492,162 shares of Common Stock issued and outstanding and entitled to vote.

     Each share of Common Stock entitles the holder thereof to one vote. A majority of the shares of Common Stock issued and outstanding and entitled to vote constitutes a quorum. Abstentions and broker's non-votes are considered present for purposes of determining whether the quorum requirement is met. A broker's non-vote occurs when a nominee holds shares for a beneficial owner but cannot vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. As directors are elected by a plurality vote, the seven nominees receiving the highest vote totals will be elected and the outcome of the vote for directors will not be affected by abstentions or broker's non-votes. As the approval of the amendment to the 1990 Stock Option Plan requires the affirmative vote of a majority of the total votes cast on the proposal, the outcome of the vote will not be affected by abstentions or broker's non-votes.

     This Proxy Statement and the proxy in the accompanying form are being sent on or about April 28, 1995 to shareholders of record as of the close of business on the Record Date.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of April 3, 1995 as to each person who, to the knowledge of Garnet, was the beneficial owner of more than five percent of the outstanding Common Stock of Garnet.

                      NAME AND ADDRESS OF                    AMOUNT AND NATURE OF       PERCENT OF
                   BENEFICIAL OWNER OR GROUP                BENEFICIAL OWNERSHIP(1)      CLASS(2)
                  --------------------------               ------------------------     ----------
    Rockefeller & Co., Inc. ................................        1,121,723(3)            9.7%
    30 Rockefeller Plaza
    New York, New York 10112

    Pecks Management Partners Ltd. .........................        1,090,910(4)            8.7%
    One Rockefeller Plaza
    New York, New York 10020

    Rockefeller University..................................          881,639               7.7%
    1230 York Avenue
    New York, New York 10021

    State Street Research & Management Company..............          838,000(5)            7.3%
    One Financial Center, 38th Floor
    Boston, Massachusetts 02111-2690

    Wellington Management Company...........................          703,300(6)            6.1%
    75 State Street
    Boston, Massachusetts 02109

    R. B. Haave Associates, Inc. ...........................          597,300(7)            5.2%
    270 Madison Avenue
    New York, New York 10016

- - - ---------------

(1) Except as set forth below, to the best knowledge of Garnet, each beneficial owner has sole voting power and sole investment power.

(2) Based on 11,492,162 shares of Garnet's Common Stock issued and outstanding on April 3, 1995. Treated as outstanding for the purpose of computing the percentage ownership of each beneficial owner or group are shares ("Convertible Debenture Shares") issuable to such beneficial owner or group upon conversion of Garnet's 9 1/2% convertible subordinated debentures ("Debentures") and shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans.

(3) According to a Schedule 13G, as amended through February 8, 1995, by virtue of serving as investment manager for seven limited partnerships, one private foundation and certain individual clients, Rockefeller & Co., Inc. has sole voting and dispositive power with respect to 1,046,723 shares. The indicated number of shares also includes 75,000 shares issuable to Mr. Wendell W. Robinson upon exercise of vested stock options issued pursuant to Garnet's stock option plans. Pursuant to Mr. Robinson's employment with Rockefeller & Co., Inc., all benefits of such options accrue to Rockefeller & Co., Inc., which may be deemed the beneficial owner of such shares. See footnote 9 on page 3.

(4) According to a Schedule 13G dated February 9, 1995 filed by Pecks Management Partners Ltd. ("Pecks"), as a registered investment adviser, the indicated number of shares consists of Convertible Debenture Shares issuable to three investment advisory clients of Pecks upon conversion of Debentures owned by such clients. One such client, Delaware State Employees' Retirement Fund, would acquire more than 5% of Garnet's Common Stock, if its Debenture were converted. Pecks has sole investment and dispositive power with respect to the Convertible Debentures Shares issuable to its clients and the discretion to convert the Debentures owned by them.

(5) According to Schedules 13G dated February 13, 1995 filed by State Street Research & Management Company ("State Street") and Metropolitan Life Insurance Company, the parent holding company, the indicated number of shares is owned by various clients of State Street and State Street disclaims any beneficial interest therein. State Street is an investment adviser registered under the Investment Advisers

    Act of 1940 and, pursuant to the Schedules 13G, has sole voting power with respect to 660,000 shares and sole dispositive power with respect to 838,000 shares.

(6) According to a Schedule 13G dated February 3, 1995, the indicated number of shares are owned by various investment advisory clients of Wellington Management Company, which has shared voting power with respect to 614,000 shares and shared dispositive power with respect to 703,300 shares.

(7) According to a Schedule 13G dated January 13, 1995, the indicated number of shares are held by R. B. Haave Associates, Inc., an investment adviser registered under the Investment Advisers Act of 1940, which has sole voting and dispositive powers with respect to such shares.

     The following table sets forth certain information as of April 3, 1995 concerning the shares of Common Stock of Garnet owned beneficially by each director, by each of the Named Executive Officers in the Summary Compensation Table, and by directors and officers of Garnet as a group:

                                                              AMOUNT AND NATURE
                       NAME OF BENEFICIAL                       OF BENEFICIAL       PERCENT OF
                         OWNER OR GROUP                         OWNERSHIP(1)         CLASS(2)
    --------------------------------------------------------- -----------------     -----------
    W. Kirk Bosche...........................................       121,633(3)          1.0%
    Robert J. Cresci.........................................        45,000(4)            *
    Douglas W. Fry...........................................       128,080(5)          1.1%
    Montague H. Hackett, Jr..................................       190,000(6)          1.6%
    Alastair Manson..........................................       110,000(3)            *
    Edgar A. Morton..........................................       123,633(7)          1.1%
    George M. Nevers.........................................       234,752(8)          2.0%
    Wendell W. Robinson......................................        79,200(9)            *
    Arthur L. Swanson........................................        69,000(10)           *
    John V. Tunney...........................................        89,000(11)           *
    Directors and officers of Garnet as a group (10
      persons)...............................................     1,190,298(12)         9.5%

- - - ---------------
  *  Less than 1%

 (1) Except as noted below, each beneficial owner has sole voting power and sole investment power.

 (2) Based on 11,492,162 shares of Garnet's Common Stock issued and outstanding on April 3, 1995. Treated as outstanding for the purpose of computing the percentage ownership of each director, each executive officer and all directors and executive officers as a group are shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans.

 (3) Consists solely of shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans.

 (4) Consists solely of shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans. Does not include shares beneficially owned by Pecks, a New York corporation, of which Mr. Cresci is a managing director. For information with respect to such shares, see footnote 4 on page 2.

 (5) Consists of 13,868 shares held directly by Mr. Fry and 114,212 shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans.

 (6) Consists of 75,000 shares held directly by Mr. Hackett, 10,000 shares held by a trust for the benefit of Mr. Hackett's minor child and 105,000 shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans.

 (7) Consists of 4,000 shares held directly by Mr. Morton and 119,633 shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans.

 (8) Consists of 12,500 shares held directly by Mr. Nevers, 2,100 shares held by Mr. Nevers' wife and 220,152 shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans. Mr. Nevers disclaims beneficial ownership of the shares held by his wife.

 (9) Consists of 3,100 shares held directly by Mr. Robinson, 1,100 shares held by Mr. Robinson's wife and minor children, as to which Mr. Robinson disclaims beneficial ownership, and 75,000 shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans. Pursuant to Mr. Robinson's employment with Rockefeller & Co., Inc., all benefits of such options accrue to Rockefeller & Co., Inc., which may be deemed the beneficial owner of such shares. See footnote 3 on page 2.

(10) Consists of 24,000 shares held directly by Mr. Swanson and 45,000 shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans.

(11) Consists of 4,000 shares held by a trust for the benefit of Mr. Tunney's family, of which Mr. Tunney is a co-trustee, and 85,000 shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans.

(12) Includes 149,668 shares beneficially owned and 1,040,630 shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans.

                                 PROPOSAL NO. 1

ELECTION OF DIRECTORS

     The Board of Directors has nominated the seven individuals whose names are set forth below for election to the Board of Directors, each to hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below, all of whom are now directors of Garnet. If events not now known or anticipated make any of the nominees unable to serve, it is intended that votes will be cast pursuant to the accompanying proxy for such substitute nominees as the Board of Directors may designate unless the Board of Directors reduces the number of directors. The directors are to be elected by vote of the holders of a plurality of shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting.

     The information set forth below, furnished to the Board of Directors by the respective individuals, shows as to each nominee and each director of Garnet his name, age and principal position with Garnet.

               NAME                  AGE                          POSITION
- - - -----------------------------------  ---     --------------------------------------------------
Montague H. Hackett, Jr. ..........  62      Chairman of the Board, Chairman of the Executive
                                             Committee and a Director
George M. Nevers...................  62      President, Chief Executive Officer and a Director
Robert J. Cresci...................  51      Director
Alastair Manson....................  65      Director
Wendell W. Robinson................  54      Director
Arthur L. Swanson..................  37      Director
John V. Tunney.....................  60      Director

     The following sets forth the periods during which directors have served as such and a brief account of the business experience of such persons during the past five years.

     Montague H. Hackett, Jr. Mr. Hackett has been employed as Chairman of the Board of Garnet since January 1995 and has served as a director of Garnet since April 1987. Mr. Hackett is also employed by Noel Group, Inc. ("Noel"), a publicly-traded company which conducts its principal operations through small and medium-sized companies in which Noel holds controlling or other significant equity interests, and was a director and President of Wood River Capital Corporation, a Small Business Investment Company, from November 1988 and October 1989, respectively, through June 1994. Mr. Hackett is also a director and Co-Chairman of International Gold Resources Corporation.

     George M. Nevers. Mr. Nevers has served as President and a director of Garnet since its inception, and as Chief Executive Officer of Garnet since January 1995. From 1983 through 1985, Mr. Nevers was an executive officer and director of Marquest Resources Corporation and Buchanan Oil Corporation, both of which were independent oil and gas producers. Prior to 1983, he was an executive of Coastal Corporation.

     Robert J. Cresci. Mr. Cresci has served as a director of Garnet since December 1993. Mr. Cresci has been a Managing Director of Pecks Management Partners Ltd., an investment management firm, since September 1990. From 1985 to September 1990, Mr. Cresci was vice president of Alliance Capital Management L.P. Mr. Cresci currently serves on the boards of Serv-Tech, Inc., EIS International, Inc., Sepracor, Inc., Vestro Natural Foods, Inc., Olympic Financial, Ltd., GeoWaste, Inc., Hitox, Inc., HarCor Energy, Inc., Meris Laboratories, Inc., and several private companies.

     Alastair Manson. Mr. Manson has served as a director of Garnet since July 1987. From 1978 through 1985, Mr. Manson was the President of BP North America, Inc., the company responsible for the activities of British Petroleum in the United States. Through 1985, and for several years prior thereto, Mr. Manson served as a member of the board of directors of Standard Oil and BP Canada. During 1986, Mr. Manson participated in the organization of Keep Able, Ltd., which provides services and equipment to the elderly and disabled. Mr. Manson served as Chairman of the Board of Directors of Keep Able, Ltd. from December 1986 through July 1988. Mr. Manson currently serves as a member of the Board of Governors of the Royal Brompton National Heart and Lung Hospital of London, England and as chairman of its Finance and Investment Committees, and as a director of Keep Able, Ltd.

     Wendell W. Robinson. Mr. Robinson has served as a director of Garnet since December 1991. Since January 1990, Mr. Robinson has been the Manager of Private Investments for Rockefeller & Co., Inc., a registered investment adviser. From 1984 through 1989, Mr. Robinson was a consultant to Rockefeller & Co., Inc. in the area of oil and natural gas investments. Mr. Robinson is also a director of Noel, Gwalia Consolidated, Ltd., an Australian natural resource company, Consolidated Nevada Goldfields Corp., a western North America gold mining company, and several private companies.

     Arthur L. Swanson. Mr. Swanson has served as a director of Garnet since December 1993. Since 1986, Mr. Swanson has served as President and Chief Executive Officer, and is the principal stockholder, of Ricks Exploration, Inc., an independent oil and gas company with interests in Oklahoma, Texas, Kansas and the Mid Continent Basin.

     John V. Tunney. Mr. Tunney has served as a director of Garnet since April 1987. Mr. Tunney has been Chairman of the Board of Logan Manufacturing Co., the manufacturer of wide track, light weight snow grooming and utility equipment, since February 1993, and Chairman of the Board of Cloverleaf Group, Inc., a real estate development company, since 1981. From 1977 to 1987, Mr. Tunney was a senior partner of the law firm of Manatt, Phelps, Rothenberg, Tunney & Phillips. From 1971 to 1977, Mr. Tunney served as United States Senator from the State of California and as a Member of the United States House of Representatives from 1965 to 1971. Mr. Tunney is also a director of The Prospect Group, Inc., The Forschner Group, Inc. and Illinois Central Corporation.

     Under the terms of its 9 1/2% Convertible Subordinated Debentures, Garnet includes a candidate selected by the purchasers of the Debentures in management's slate of nominees for election as directors and solicits proxies for such candidate if the purchasers continue to own at least 30% in aggregate principal amount of the Debentures originally issued. Mr. Cresci is the candidate selected by the purchasers of the Debentures.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of Garnet held four meetings during 1994. All directors attended at least 75% of the total of the meetings of the Board of Directors and the committees of which they were members.

     The Executive Committee, the Audit Committee and the Stock Option and Compensation Committee are the only standing committees of the Board of Directors. Garnet does not have a formal nominating committee; the Board of Directors or the Executive Committee performs this function.

     The Executive Committee, which is comprised of Mr. Hackett, its Chairman, and Messrs. Nevers and Robinson, has all the powers of the Board of Directors in the management of the business affairs of Garnet, except as such powers are limited by the Delaware General Corporation Law. During 1994, the Executive Committee held one meeting and also took action once by unanimous written consent.

     The Audit Committee, which is comprised of Mr. Manson, its Chairman, and Messrs. Cresci and Swanson, consults with the independent accountants of Garnet and such other persons as the members deem appropriate, reviews the preparations for and scope of the audit of Garnet's annual financial statements, makes recommendations as to the engagement and fees of the independent accountants, and performs such other duties relating to the financial statements of Garnet as the Board of Directors may assign from time to time. The Audit Committee met three times during 1994.

     The Stock Option and Compensation Committee, which is currently comprised of Mr. Hackett, its Chairman, and Messrs. Manson and Tunney, has all of the powers of the Board of Directors in respect of any matters relating to the administration of Garnet's stock option plans and the compensation of officers, employees and other persons performing substantial services for Garnet, including the authority to issue stock or other securities of Garnet. The Stock Option and Compensation Committee met once in 1994.

DIRECTORS' FEES

     Pursuant to the 1990 Directors' Stock Option Plan, each Garnet director who was not a full time employee of Garnet or its subsidiaries received, in April 1994, an option to purchase 20,000 shares of Garnet Common Stock at an exercise price of $4.05 per share, which represented the average of the fair market value of a share of Garnet Common Stock on the ten business days preceding the date of grant.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation earned in each of the last three fiscal years by the Chairman of the Board and Chief Executive Officer and by each additional executive officer of Garnet (collectively, the "Named Executive Officers"):

                                                                                     LONG TERM COMPENSATION
                                                                                ---------------------------------
                                                   ANNUAL COMPENSATION                  AWARDS
                                             -------------------------------    ----------------------    PAYOUTS      ALL
                                                                      OTHER     RESTRICTED                -------     OTHER
                                                                     ANNUAL       STOCK                    LTIP      COMPEN-
       NAME AND PRINCIPAL          FISCAL     SALARY      BONUS      COMPEN-     AWARD(S)     OPTIONS/    PAYOUTS    SATION
            POSITION                YEAR       ($)         ($)       SATION        ($)        SARS(#)       ($)      ($)(1)
- - - ---------------------------------  ------    --------    --------    -------    ----------    --------    -------    -------
Albert E. Whitehead..............  1994      $242,000    $100,000     none       none            none      none      $67,794
  Chairman of the Board            1993      $220,000    $100,000     none       none          56,250      none      $65,166
  and Chief Executive Officer      1992      $200,000    $100,000     none       none           5,352      none      $69,177
George M. Nevers.................  1994      $193,600    $ 80,000     none       none            none      none      $ 5,240
  President                        1993      $176,000    $ 80,000     none       none          56,250      none        none
                                   1992      $160,000    $ 80,000     none       none           5,352      none        none
Edgar A. Morton..................  1994      $ 70,400    $ 50,000     none       none            none      none        none
  Vice President and               1993      $140,800    $ 64,000     none       none          37,500      none        none
  Secretary                        1992      $128,000    $ 64,000     none       none           5,352      none        none
W. Kirk Bosche...................  1994      $163,300    $ 67,000     none       none            none      none      $ 1,060
  Vice President and               1993      $148,500    $ 67,000     none       none          37,500      none        none
  Treasurer                        1992      $135,000    $ 67,000     none       none           5,352      none        none
Douglas W. Fry...................  1994      $145,200    $ 61,000     none       none            none      none        none
  President of Argosy Energy       1993      $132,000    $ 61,000     none       none          37,500      none        none
  Incorporated, a subsidiary       1992      $120,000    $ 61,000     none       none           5,354      none        none

- - - ---------------
(1) Amounts reported for Mr. Whitehead include (a) $6,640 in 1994 which represents the premium paid on a term life insurance policy for his benefit and (b) principal and interest which was forgiven by Garnet pursuant to the terms of a loan made by Garnet to Mr. Whitehead in 1987, consisting of $57,143 in principal each year and $4,011, $8,023 and $12,034 in interest in 1994, 1993 and 1992, respectively. Amounts reported for Messrs. Nevers and Bosche represent premiums paid on term life insurance policies for the benefit of each of them.

OPTION GRANTS DURING 1994

     No stock options were granted to the Named Executive Officers during 1994. No stock appreciation rights have been issued by Garnet.

OPTION EXERCISES DURING 1994 AND YEAR END OPTION VALUES

     The following table provides information related to options exercised by the Named Executive Officers during 1994 and the number and value of options held at year-end. No stock appreciation rights have been issued by Garnet.

                                                             NUMBER OF UNEXERCISED             VALUE OF UNEXERCISED
                                                                  OPTIONS AT                   IN-THE-MONEY OPTIONS
                          SHARES                                  FY-END (#)                      AT FY-END($)(1)
                       ACQUIRED ON          VALUE        -----------------------------     -----------------------------
        NAME           EXERCISE(#)       REALIZED($)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- - - --------------------  --------------     -----------     -----------     -------------     -----------     -------------
Albert E.
  Whitehead.........       none              none          262,164           35,891          $91,875            none
George M. Nevers....       none              none          210,152           35,891          $70,000            none
Edgar A. Morton.....       none              none          114,633           24,641          $37,188            none
W. Kirk Bosche......       none              none          114,633           24,641          $37,188            none
Douglas W. Fry......       none              none          108,212           24,642          $17,500            none

- - - ---------------
(1) The values set forth herein represent the aggregate amount of the excess of $3.375, the fair market value of a share of Garnet Common Stock at December 31, 1994, over the relevant exercise prices of all "in-the money" options.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions regarding compensation of Garnet's executive officers are made by the Stock Option and Compensation Committee of the Board of Directors. Pursuant to rules adopted by the Securities and Exchange Commission, the following report is submitted by the members of the Committee.

     Compensation Policies Regarding Executive Officers. The Committee's executive compensation policies are intended to provide competitive levels of compensation in order to attract and retain qualified executives, to recognize individual contributions to the successful achievement of Garnet's business objectives, and to align management's and shareholders' interests over the long term. In 1994, Garnet's executive officers earned a base salary and a bonus.

     Garnet's business strategy is to acquire, explore and develop potentially significant oil and gas properties located outside of the United States. Because of the inherent risks in such business strategy and in the exploration for oil and gas in general, the Committee believes it is inappropriate to rely upon mechanistic performance criteria such as profitability, revenue growth, return on equity, market share, or operating budget performance to determine the appropriate compensation for its executive officers, including its Chief Executive Officer. In determining such compensation, the Committee relies heavily on the success of management in fulfilling Garnet's business strategy and the individual contributions which each executive has made and can be expected to make in the future. In reviewing the annual salaries and bonuses for 1994, the Committee reviewed a number of events and developments in Garnet's business in 1994 including Garnet's activities in Colombia, its negotiations with a seven company consortium to drill a $10 million test well in Papua New Guinea, its success in arranging additional joint ventures with four other companies to drill two exploratory tests in Turkey, and its successful completion of the first stage of its $9.2 million loan commitment from Overseas Private Investment Corporation. The Committee also considered, on an informal basis, the prevailing levels of compensation paid by companies with which Garnet may be deemed to compete, the small, streamlined nature of Garnet's management team, the savings resulting from one executive's decision to commence part-time employment, the fact that the Company has no pension, retirement or profit-sharing plans, information relating to standard cost-of-living adjustments, and the bonuses and salary increases approved in 1993.

     The Committee believes that stock-based performance compensation arrangements are beneficial in aligning management's and shareholders' interests over the long-term. In prior years, the Committee has utilized Garnet's stock option plans as an element in Garnet's compensation packages for its executive officers. In 1994, no options were available for grant under the stock option plans applicable to officers and employees of Garnet. As a result of the resignation of the Chairman and Chief Executive Officer of Garnet in January 1995, additional shares became available for issuance under such stock option plans. In February 1995, the Committee approved the issuance of additional options to the officers and employees of the Corporation including options which entitle Messrs. Hackett, Nevers, Morton, Bosche and Fry to purchase 100,000, 50,000, 25,000, 35,000 and 30,000 shares, respectively. Options granted pursuant to the stock option plans have had exercise prices equal to the market price of Garnet's Common Stock on the date the options were granted, in the case of executive officers typically vest over a four-year period, and remain exercisable for a period of 10 years and 30 days after the date of grant unless the optionee resigns, retires or dies, in which case the right to exercise the option is limited. Thus, amounts which may be realized by an executive officer upon exercise of options result directly from appreciation in Garnet's stock price during the particular executive officer's tenure with Garnet.

     1994 Compensation of the Chief Executive Officer. In determining the 1994 compensation payable to Garnet's Chief Executive Officer, the Committee applied the same factors and analyses as it applied to executive officers in general. Accordingly, there is no direct relationship between the amount of such compensation and measurable objective criteria of Garnet's performance in 1994. The subjective factor given the most weight in determining Mr. Whitehead's 1994 compensation was the perceived necessity for providing him with a total compensation package which the Committee believed was competitive.

SUBMITTED BY THE STOCK OPTION AND COMPENSATION COMMITTEE OF THE BOARD OF
DIRECTORS:

Vincent D. Farrell, Jr.    Montague H. Hackett, Jr.    John V. Tunney
                         Alastair Manson

Mr. Farrell participated in the decisions of the Committee which were made prior to his resignation as a director of Garnet in December 1994. Mr. Manson was appointed as a member of the Committee in January 1995.

                               PERFORMANCE GRAPH

     The Securities and Exchange Commission requires the inclusion in this proxy statement of a line-graph presentation comparing five year cumulative shareholder returns on an indexed basis with a broad equity market index and either a published industry index or an index of peer companies selected by Garnet. Garnet has selected as a broad equity market index the CRSP Total Return Index for the Nasdaq Stock Market (US Companies) and as a published industry index the CRSP Index for companies with Standard Industrial Classification Code Nos. 1310-1319 traded on the New York Stock Exchange, the American Stock Exchange, and the Nasdaq Stock Market.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

GARNET COMMON STOCK, CRSP INDEX FOR THE NASDAQ STOCK MARKET (US COMPANIES), AND
                                   CRSP INDEX
   FOR NYSE/AMEX/NASDAQ (SIC 1310-1319 US) CRUDE PETROLEUM AND NATURAL GAS**

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)           GARNET          MARKET         INDUSTRY
12/31/89                                 100.0           100.0           100.0
12/31/90                                  62.1            84.9            82.2
12/31/91                                  86.2           136.3            89.9
12/31/92                                  41.4           158.6            99.8
12/31/93                                  39.1           180.9           115.8
12/31/94                                  31.0           176.9           112.3

Assumes $100 invested on January 1, 1990 in Garnet Common Stock, CRSP Index for The Nasdaq Stock Market (US Companies), and CRSP Index for NYSE/AMEX/Nasdaq (SIC 1310-1319 US) Crude Petroleum and Natural Gas.

 * Total return assumes reinvestment of dividends.

** Fiscal year ending December 31.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEBTEDNESS OF MANAGEMENT

     As part of its management incentive program, in April 1987 Garnet loaned $400,000 to Mr. Whitehead, who served as the Chairman and Chief Executive Officer of Garnet from April 1987 through January 1995. Pursuant to the terms of the loan, the outstanding principal due thereunder was payable in seven annual installments of approximately $57,143 commencing on April 29, 1988. Interest accrued on the unpaid principal amount at the rate of 7.02% per annum. As Mr. Whitehead was employed by Garnet on each annual payment date for principal and interest thereon, the obligation to make the payment of principal and interest was waived. During 1994, the largest aggregate amount outstanding under the loan was $61,154, of which

$57,143 represented principal and $4,011 represented accrued interest. The final installment of principal and interest was waived on April 29, 1994.

     The loan to Mr. Whitehead was granted as an incentive for his assumption of the office of Chairman of the Board and Chief Executive Officer of Garnet and, hence, was on terms more favorable than those available from unaffiliated third parties. Future loans to officers will be for purposes related to the ordinary course of Garnet's business, including for compensation purposes, or will be on terms no less favorable to Garnet than those that would be obtained in a transaction with a non-affiliate and, in each case, will be on terms approved by the Stock Option and Compensation Committee.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires officers, directors and holders of more than 10% of Garnet's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission within certain time periods and to furnish Garnet with copies of all such reports. Based solely on its review of the copies of such reports furnished to Garnet by such Reporting Persons or on the written representations of such Reporting Persons, Garnet believes that, during the year ended December 31, 1994, all of the Reporting Persons complied with their Section 16(a) filing requirements.

                                 PROPOSAL NO. 2

PROPOSED AMENDMENT OF 1990 STOCK OPTION PLAN

     In order to attract, retain and motivate officers, employees, and other persons who perform substantial services on behalf of Garnet, Garnet has issued stock options under its 1987 Stock Option Plan and its 1990 Stock Option Plan (the "1990 Plan") and has assumed the obligations of its subsidiary, Argosy Energy Incorporated, under its 1988 Stock Option Plan. However, only a small number of additional options are currently issuable under these plans. As the Stock Option and Compensation Committee (the "Committee") believes stock-based performance compensation arrangements are beneficial in aligning management's and shareholders interests over the long term, the Board has adopted, and recommends that the shareholders of Garnet approve the adoption of, an amendment to the 1990 Plan to increase the number of shares of Garnet Common Stock which may be issued upon exercise of options issued thereunder from 700,000 shares to 1,000,000 shares. The following description of the 1990 Plan is qualified in its entirety by reference to the copy of the 1990 Plan, as proposed to be amended, which is annexed hereto as Appendix A.

DESCRIPTION OF THE 1990 PLAN

     The general purpose of the 1990 Plan is to provide an incentive to employees and other persons who perform substantial services for or on behalf of Garnet, its subsidiaries and affiliates and thereby enable such persons to share in the future growth of the business of Garnet. The Committee believes that the granting of stock options promotes continuity of management and increases incentive and personal interest in the welfare of Garnet by those who are or may become primarily responsible for shaping and carrying out the long-range plans of Garnet and securing its growth and financial success.

     If the amendment is approved, an aggregate of 300,000 shares of Common Stock, with an aggregate fair market value of approximately $900,000 as of April 19, 1995, may be issued and sold pursuant to additional options to be granted under the 1990 Plan. "Incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be granted to employees (eight persons), including officers whether or not they are members of the Board of Directors (five persons), and non-incentive stock options ("Non-incentive Options") may be granted to any such employee and to other persons who perform substantial services for or on behalf of Garnet, its subsidiaries or affiliates. Incentive Options and Non-incentive Options are collectively referred to herein as "Options."

     The Committee is vested with authority to administer and interpret the 1990 Plan, to determine the terms upon which Options may be granted, to prescribe, amend and rescind such interpretations and determinations and to grant Options. As the Committee has not determined the number of Options which may be granted, if any, to each of the Named Executive Officers, employees or others, the benefits to such persons, if the amendment is approved, are not determinable at this time. The Board of Directors has the power to terminate or amend the 1990 Plan from time to time in such respects as it deems advisable, except that no termination or amendment shall materially adversely affect any outstanding Option without the consent of the grantee, and the approval of Garnet's shareholders is required in respect of any amendment which would (i) increase the total number of shares to the 1990 Plan, or (ii) change the designation or class of employees or other persons eligible to receive the Options. In 1995, the Board of Directors reconstituted the Stock Option and Compensation Committee to include all five non-employee directors, who are ineligible to receive stock options under the 1990 Plan. The Board also amended the 1990 Plan to clarify that the remaining two directors, Messrs. Hackett and Nevers, who also serve as officers of Garnet, are eligible to receive options under the 1990 Plan and to delete the requirement that the members of the Committee be persons who are "disinterested persons" as defined in Regulation 16b-3 of the regulations promulgated under the Securities Exchange Act of 1934, as amended, as no directors of Garnet currently qualify under that definition due to the amendment to the 1990 Directors' Stock Option Plan approved by the stockholders last year.

     The price at which shares covered by an Option may be purchased pursuant thereto is determined on the date of grant by the Committee but shall be no less than the par value of such shares and, in the case of Incentive Options, no less than the fair market value of such shares on the date of grant (the "Fair Market Value"). The Fair Market Value is equal to the last sale price quoted for shares of Garnet Common Stock on the Nasdaq Stock Market on the date of grant or, it there is no such report on the date of grant, the average of the last sale price on the day next preceding and succeeding such day, for which there was a report.

     The purchase price of shares issuable upon exercise of an Option may be paid in cash or by delivery of shares with a value equal to the exercise price of the Option. The number of shares covered by an Option is subject to adjustment for stock splits, mergers, consolidations, combinations of shares, reorganizations and recapitalizations. Options are generally non-transferable except by will or by the laws of descent and distribution, and in the case of employees, with certain exceptions, may be exercised only so long as the optionee continues to be employed by Garnet. The Committee has determined that the right to exercise Options issued to employees vests over a period of four years, so that 20% of the Option is exercisable immediately, and an additional 20% of the Option becomes exercisable on each anniversary of the date of the grant. The Committee has also provided that Options will vest immediately if the employee dies, become disabled or in the event of the dissolution, liquidation, merger, consolidation or sale of all or substantially all of the assets of Garnet. Non-incentive Options may be exercised within a period not exceeding 10 years and 30 days from the date of grant or within one year of the date of death or disability, if longer.

     The Committee may designate all or a part of an Option as an Incentive Option. Incentive Options may be exercised within a period not exceeding 10 years after the date of grant, except that the term of Incentive Options granted to a person possessing more than 10% of the total combined voting power of all shares of stock of Garnet, its parents or subsidiaries may not exceed five years from the date of grant and the exercise price thereof shall be no less than 110% of the Fair Market Value on the date of grant. In addition, the aggregate Fair Market Value (determined as of the date of grant) of shares subject to Incentive Options which first become exercisable during any calendar year under all stock option plans of Garnet, its parents and subsidiaries, may not exceed $100,000. If, as a result of accelerated vesting provisions, Incentive Options valued at (as of the date of grant) in excess of $100,000 vest in any calendar year, the excess will be considered a Non-incentive Option.

     Garnet believes that under present Federal tax laws the grant of an Option will create no tax consequences for a grantee or Garnet. The grantee will generally have no taxable income upon exercising an Incentive Option (except that the alternative minimum tax may apply) and Garnet will receive no deduction when an Incentive Option is exercised. The grantee will generally have no taxable income even if shares are applied in payment of the exercise price of an Incentive Option, unless such shares were acquired by exercise of an Incentive Option and are applied in payment of the exercise price before the applicable Incentive Option holding periods have been satisfied. The grantee must recognize a specified amount of ordinary income with respect to the exercise of a Non-incentive Option and Garnet will generally be entitled to a deduction for the same amount. Grantees who utilize shares in payment of the exercise price of a Non-incentive Option will generally not recognize gain or loss to the extent that on the date of payment the Fair Market Value of the shares received is equal to the Fair Market Value of the shares surrendered. The tax treatment to a grantee of a disposition of shares acquired under the 1990 Plan depends on how long the shares have been held, whether the shares were acquired by exercising an Incentive Option or a Non-incentive Option, and whether shares were used in payment of the exercise price. Generally, there will be no tax consequence to Garnet in connection with a disposition of shares acquired under an Option except that Garnet will generally be entitled to a deduction in the case of a disposition of shares acquired under an Incentive Option before the applicable Incentive Option holding periods have been satisfied.

VOTE REQUIRED FOR APPROVAL

     Approval of the amendment to the 1990 Plan requires the affirmative vote of a majority of total votes cast on the proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Garnet's Board of Directors recommends a vote FOR Proposal No. 2.

                                    AUDITORS

     The Board of Directors has selected Arthur Andersen LLP, independent public accountants, to audit the consolidated financial statements of Garnet for the year ending December 31, 1995. Representatives of Arthur Andersen LLP are expected to be present at the Meeting and, while they are not expected to make a statement, they will have the opportunity to do so if they desire. They will also be available to respond to appropriate questions.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the next annual meeting of shareholders, to be held in 1996, must be received by Garnet at 333 Clay Street, Suite 4500, Houston, Texas 77002 on or before December 30, 1995 to be included in the proxy statement and form of proxy relating to that meeting.

                           ANNUAL REPORT ON FORM 10-K

     Garnet's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, is available on request and may be obtained by writing to:
Garnet Resources Corporation, 333 Clay Street, Suite 4500, Houston, Texas 77002,
Attention: Edgar A. Morton.

                                 OTHER BUSINESS

     The Board of Directors does not know of any matter to be brought before the Meeting other than the matters specified in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy by the Board of Directors will vote all proxies which have been properly executed. If any matters not set forth in the Notice of Annual Meeting are properly brought before the Meeting, such persons will vote thereon in accordance with their judgment.

                                          By Order of the Board of Directors,

                                          EDGAR A. MORTON
                                          Secretary

                                                                      APPENDIX A

                          GARNET RESOURCES CORPORATION
               1990 STOCK OPTION PLAN, AS PROPOSED TO BE AMENDED

     SECTION 1. Establishment. There is hereby established the Garnet Resources Corporation 1990 Stock Option Plan ("Plan"), pursuant to which employees and any other persons who perform substantial services for or on behalf of GARNET RESOURCES CORPORATION (the "Company"), its subsidiaries and certain other entities may be granted options to purchase shares of common stock of the Company, par value $.01 per share ("Common Stock"), and thereby share in the future growth of the business. Notwithstanding the foregoing, any director who is not an employee of the Company or any subsidiary of the Company shall be ineligible to receive options under this Plan. The subsidiaries of the Company included in this Plan (the "Subsidiaries") shall be any subsidiary of the Company as defined in Section 425 of the Internal Revenue Code of 1986, as amended (the "Code").

     SECTION 2. Status of Options. The options which may be granted pursuant to this Plan will constitute either incentive stock options within the meaning of
Section 422A of the Code ("Incentive Stock Options") or options which are not Incentive Stock Options ("Non-incentive Stock Options"). Incentive Stock Options and Non-incentive Stock Options shall be collectively referred to herein as "Options".

     SECTION 3. Eligibility. All employees of the Company or any of its Subsidiaries (including officers, whether or not they are members of the Board of Directors) who are employed at the time of the adoption of this Plan or thereafter, and any other persons who perform substantial services for or on behalf of the Company or any of its Subsidiaries, affiliates or any entity in which the Company has an interest (collectively, the "Grantees") shall be eligible to be granted Non-incentive Stock Options to purchase shares of Common Stock under this Plan. All employees of the Company or any of its Subsidiaries who are employed at the time of adoption of this Plan or thereafter shall be eligible to be granted Incentive Stock Options under this Plan.

     SECTION 4. Number of Shares Covered by Options; No Preemptive Rights. The total number of shares which may be issued and sold pursuant to Options granted under this Plan shall be 1,000,000 shares of Common Stock (or the number and kind of shares of stock or other securities which, in accordance with Section 9 of this Plan, shall be substituted for such shares of Common Stock or to which said shares shall be adjusted; hereinafter, all references to shares of Common Stock are deemed to be references to said shares or shares so adjusted.) The issuance of shares upon exercise of an Option shall be free from any preemptive or preferential right of subscription or purchase on the part of any stockholder. If any outstanding Option granted under this Plan expires or is terminated, for any reason, the shares of Common Stock subject to the unexercised portion of the Option will again be available for Options issued under this Plan.

     SECTION 5. Administration.

     (a) This Plan shall be administered by the committee (the "Committee") referred to in paragraph (b) of this Section. Subject to the express provisions of this Plan, the Committee shall have complete authority, in its discretion, to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), to determine the Grantees to whom, and the times and the prices at which, Options shall be granted, the option periods, the number of shares of the Common Stock to be subject to each Option and whether each Option shall be an Incentive Stock Option or a Non-incentive Stock Option, and to make all other determinations necessary or advisable for the administration of the Plan. Each Option shall be clearly identified at the time of grant as to its status. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Grantees, their present and potential contributions to the success of the Company and such other factors as the Committee, in its discretion, shall deem relevant. Nothing contained in this Plan shall be deemed to give any Grantee any right to be granted an Option to purchase shares of Common Stock except to the extent and upon such terms and conditions as may be determined by the Committee. The Committee's determination on all of the matters referred to in this Section 5 shall be conclusive.

     (b) The Committee shall consist of from three (3) to five (5) individuals who may, but need not, be members of the Board. The Committee shall be appointed by the Board, which may at any time, and from time to time, remove any member of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum and all determinations of the Committee shall be made by a majority of such quorum. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

     (c) The Committee may at its election provide in any option agreement covering the grant of Options under this Plan that, upon the exercise of such Options, the Company will loan to the holder thereof such amount as shall equal the purchase price of the shares of Common Stock issuable upon such exercise, such loan to be on terms and conditions deemed appropriate by the Committee.

     (d) Notwithstanding any provision hereof to the contrary, the Committee shall have sole and exclusive authority with respect to the grant of Options to directors.

     SECTION 6. Terms of Incentive Stock Options. Each Incentive Stock Option granted under this Plan shall be evidenced by an Incentive Stock Option Agreement which shall be executed by the Company and by the person to whom such Incentive Stock Option is granted, and shall be subject to the following terms and conditions:

          (a) The price at which shares of Common Stock covered by each Incentive Stock Option may be purchased pursuant thereto shall be determined in each case on the date of grant by the Committee, but shall be an amount not less than the par value of such shares and not less than the fair market value of such shares on the date of grant. For purposes of this Section, the fair market value of shares of Common Stock on any day shall be (i) in the event the Common Stock is not publicly traded, the fair market value on such day as determined in good faith by the Committee or
     (ii) in the event the Common Stock is publicly traded, the last sale price of a share of Common Stock as reported by the principal quotation service on which the Common Stock is listed, if available, or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices of a share of Common Stock as reported by such principal quotation service, or, if there is no such report by such quotation service for such day, such fair market value shall be the average of (i) the last sale price (or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices) on the day next preceding such day for which there was a report and (ii) the last sale price (or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices) on the day next succeeding such day for which there was a report, or as otherwise determined by the Committee in its discretion pursuant to any reasonable method contemplated by Section 422A of the Code and any regulations issued pursuant to that Section.

          (b) The option price of the shares to be purchased pursuant to each Incentive Stock Option shall be paid in full in cash, or by delivery (i.e. surrender) of shares of Common Stock of the Company then owned by the Grantee, at the time of the exercise of the Incentive Stock Option. Shares of Common Stock so delivered will be valued on the day of delivery for the purpose of determining the extent to which the option price has been paid thereby, in the same manner as provided for the purchase price of Incentive Stock Options as set forth in paragraph (a) of this Section, or as otherwise determined by the Committee, in its discretion, pursuant to any reasonable method contemplated by Section 422A of the Code and any regulations issued pursuant to that Section.

          (c) Each Incentive Stock Option Agreement shall provide that such Incentive Stock Option may be exercised by the Grantee, in such parts and at such times as may be specified in such Agreement, within a period not exceeding ten years after the date on which the Incentive Stock Option is granted (hereinafter called the "Incentive Stock Option Period") and, in any event, only during the continuance of the employee's employment by the Company or any of its Subsidiaries or during the period of three months after the termination of such employment to the extent that the right to exercise such Incentive Stock Option had accrued at the date of such termination; provided, however, that if Incentive Stock Options as to 100 or more shares are held by a Grantee, then such Incentive Stock Options may not be exercised for less than 100 shares at any one time, and if Incentive Stock Options for less than 100 shares are held by a Grantee, then Incentive Stock Options for all such shares must be exercised at one time; and provided, further, that, if the Grantee, while still employed by the Company or any of its Subsidiaries, shall die within the Incentive Stock Option Period, the Incentive Stock Option may be exercised, to the extent specified in the Incentive Stock Option Agreement, and as herein provided, but only prior to the first to occur of:

             (i) the expiration of the period of one year after the date of the Grantee's death, or

             (ii) the expiration of the Incentive Stock Option Period, by the person or persons entitled to do so under the Grantee's will, or, if the Grantee shall fail to make testamentary disposition of said Incentive Stock Option, or shall die intestate, by the Grantee's legal representative or representatives.

          (d) Each Incentive Stock Option granted under this Plan shall by its terms be non-transferable by the Grantee except by will or by the laws of descent and distribution.

          (e) Notwithstanding the foregoing, if an Incentive Stock Option is granted to a person at any time when such person owns, within the meaning of Section 425(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the employer corporation (or a parent or subsidiary of such corporation within the meaning of Section 425 of the
     Code) the price at which each share of Common Stock covered by such Incentive Stock Option may be purchased pursuant to such Incentive Stock Option shall not be less than 110% of the fair market value (determined as in paragraph (a) of this Section) of the shares of Common Stock at the time the Incentive Stock Option is granted, and such Incentive Stock Option must be exercised within a period specified in the Incentive Stock Option Agreement which does not exceed five years after the date on which such Incentive Stock Option is granted.

          (f) The Incentive Stock Option Agreement entered into pursuant hereto may contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee including, without limitation, provisions (i) requiring the giving of satisfactory assurances by the Grantee that the shares are purchased for investment and not with a view to resale in connection with a distribution of such shares, and will not be transferred in violation of applicable securities laws, (ii) restricting the transferability of such shares during a specified period and (iii) requiring the resale of such shares to the Company at the option price if the employment of the employee terminates prior to a specified time. In addition, the Committee, in its discretion, may afford to holders of Incentive Stock Options granted under this Plan the right to require the Company to cause to be registered under the Securities Act of 1933, as amended, for public sale by the holders thereof, shares of Common Stock subject to such Incentive Stock Options upon such terms and subject to such conditions as the Committee may determine to be appropriate.

          (g) In the discretion of the Committee, a single Stock Option Agreement may include both Incentive Stock Options and Non-incentive Stock Options, or those options may be included in separate stock option agreements.

     SECTION 7. Terms of Non-incentive Stock Options. Each Non-incentive Stock Option granted under this Plan shall be evidenced by a Non-incentive Stock Option Agreement which shall be executed by the Company and by the person to whom such Non-incentive Stock Option is granted, and shall be subject to the following terms and conditions:

          (a) The price at which shares of Common Stock covered by each Non-incentive Stock Option may be purchased pursuant thereto shall be an amount not less than the par value of such shares.

          (b) Each Non-incentive Stock Option Agreement shall provide that such Non-incentive Stock Option may be exercised by the Grantee, in such parts and at such times as may be specified in such

     Agreement, within a period up to and including ten years and thirty days after the date on which the Non-incentive Stock Option is granted.

          (c) Each Non-incentive Stock Option granted under this Plan shall by its terms be non-transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

          (d) The Non-incentive Stock Option Agreement entered into pursuant hereto may contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee, in its sole discretion, including without limitation the terms, provisions and conditions set forth in Section 6(f) with respect to Incentive Stock Option Agreements.

     SECTION 8. Limit on Option Amount. Notwithstanding any provision contained herein, the aggregate fair market value (determined under Section 6(a) as of the time such Incentive Stock Options are granted) of the shares of Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all stock option plans of the employee's employer corporation and its parent and subsidiary corporation within the meaning of Section 425 of the Code) shall not exceed $100,000. An option may be granted which exceeds this $100,000 limitation, as long as under then applicable law only the portion of such an option which is exercisable for shares of Common Stock in excess of the $100,000 limitation shall be treated as a Non-incentive Stock Option. The limit in this paragraph shall not apply to options which are designated as Non-incentive Stock Options, and, except as otherwise provided herein, there shall be no limit on the amount of such options which may be first exercisable in any year.

     SECTION 9. Adjustment of Number of Shares. In the event that a dividend shall be declared upon the shares of Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option granted hereunder, and the number of shares reserved for issuance pursuant to this Plan but not yet covered by an Option, shall be adjusted by adding to each of such shares the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any such Option and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged; provided, however, that in the event that such change or exchange results from a merger or consolidation, and in the judgment of the Board of Directors such substitution cannot be effected or would be inappropriate, or if the Company shall sell all or substantially all of its assets, the Company shall use reasonable efforts to effect some other adjustment of each then outstanding Option which the Board of Directors, in its sole discretion, shall deem equitable. In the event that there shall be any change, other than as specified above in this Section 9, in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which such shares of Common Stock shall have been changed or for which they shall have been exchanged, then, if the Board of Directors shall determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an Option and of the shares then subject to an Option or Options, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of this Plan and of each stock option agreement. Notwithstanding the foregoing, if any adjustment in the number of shares which may be issued and sold pursuant to Options is required by the Code or regulations issued pursuant thereto to be approved by the stockholders in order to enable the Company to issue Incentive Stock Options pursuant to this Plan, then no such adjustment shall be made without the approval of the stockholders. In the case of any such substitution or adjustment as provided for in this Section, the option price in each stock option agreement for each share covered thereby prior to such substitution or adjustment will be the total option price for all shares of stock or other securities which shall have been substituted for each such share or to which such share shall have been adjusted pursuant to this Section 9. No adjustment or substitution provided for in this Section 9 shall require the Company, in any stock option agreement, to sell a fractional share, and the total substitution or adjustment with respect to each stock option agreement shall be limited accordingly. Notwithstanding the foregoing, in the case of Incentive Stock Options, if the effect of the adjustments or substitution is to cause the Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option or to cause a modification, extension or renewal of such Incentive Stock Option within the meaning of Section 425 of the Code, the Board of Directors shall use reasonable efforts to effect such other adjustment of each then outstanding option as the Board of Directors, in its sole discretion, shall deem equitable.

     SECTION 10. Amendments. This Plan may be terminated or amended from time to time by vote of the Board of Directors; provided, however, that no such termination or amendment shall materially adversely affect or impair any then outstanding Option without the consent of the Grantee thereof and no amendment which shall (i) change the total number of shares which may be issued and sold pursuant to Options granted under this Plan, or (ii) change the designation of employees eligible to receive Incentive Stock Options or the class of employees or other persons eligible to receive Options, shall be effective without the approval of the stockholders. Notwithstanding the foregoing, the Plan may be amended by the Committee to incorporate any amendments made to the Code which the Committee deems to be necessary or desirable to preserve incentive stock option status for outstanding Incentive Stock Options and to preserve the ability to issue Incentive Stock Options pursuant to this Plan.

     SECTION 11. Termination. Except to the extent necessary to govern outstanding Options, this Plan shall terminate on, and no additional Options shall be granted after, ten years from the date the Plan is adopted, or ten years from the date the Plan is approved by the stockholders, whichever is earlier.

                                                                /X/ Please mark
                                                                    your votes
                                                                    as shown.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2.

                               _______________
                                    COMMON


                                             FOR all
                                         Nominees listed
                                        (except as marked     WITHHELD FOR
                                          to the right)      all nominees
1 Election of the following nominees          / /                / /
  as Directors: Messrs.: Cresci, Hackett,
  Manson, Nevers, Robinson, Swanson
  and Tunney.

Withheld for the following only:
(Write the name(s) of the nominee(s) in the space below.)


____________________________________________________________

                                     FOR  AGAINST  ABSTAIN
2 Approval of the amendment to       / /   / /      / /
  increase the number of shares
  issuable under the 1990 Stock
  Option Plan from 700,000 to
  1,000,000.

Please mark, date and sign as your name appears to the left and return in the enclosed envelope. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign in partnership name by an authorized person. If shares are held jointly, each shareholder named should sign.

        SIGN, DATE AND RETURN THE PROXY CARD
        PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s) ______________________________   Date _______________ ___  , 1995

                         GARNET RESOURCES CORPORATION
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 21, 1995

        The undersigned shareholder of Garnet Resources Corporation, a Delaware corporation (the "Company"), hereby appoints Montague H. Hackett, Jr., George M. Nevers and Edgar A. Morton, or any of them, acting singly in the absence of the others, attorneys and proxies, with full power of substitution and revocation, to vote as designated below, all of the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Noel Group, Inc., 667 Madison Avenue, 25th Floor, New York, New York, 10021 on June 21, 1995, at 10:00 a.m. (local time) or any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

        The proxy is solicited on behalf of the Board of Directors of the Company and when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR ALL NOMINEES" IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2.

            (Continued and to be signed and dated on reverse side)